         ___________________________________________________________________
         ___________________________________________________________________



                           NEXTLINK COMMUNICATIONS, L.L.C.

                                         AND

                                NEXTLINK CAPITAL, INC.
                                       Issuers

                         NEXTLINK COMMUNICATIONS MERGER, INC.
                    (Successor to NEXTLINK Communications, L.L.C.
                                         and
                    to be known as NEXTLINK COMMUNICATIONS, INC.)

                                         and

                       UNITED STATES TRUST COMPANY OF NEW YORK
                                       Trustee



                       ________________________________________

                                        FIRST
                                SUPPLEMENTAL INDENTURE
                             Dated as of January 31, 1997

                                       Amending

                                      INDENTURE
                              Dated as of April 25, 1996

                       ________________________________________


                                     $350,000,000

                                  121/2% Senior Notes
                                  Due April 15, 2006


         ___________________________________________________________________
         ___________________________________________________________________

               THIS FIRST SUPPLEMENTAL INDENTURE, dated as of January 31, 1997 (herein called the "Supplement"), is between NEXTLINK COMMUNICATIONS, L.L.C., a limited liability company formed under the laws of the State of Washington (herein called the "Company") and NEXTLINK CAPITAL, INC., a corporation organized and existing under the laws of the State of Washington and a wholly owned subsidiary of the Company ("Capital"), as joint and several obligors (collectively, the "Issuers"), each having its principal office at 155 108th Avenue N.E., 8th Floor, Bellevue, Washington 98004, NEXTLINK COMMUNICATIONS MERGER, INC., a corporation organized and existing under the laws of the State of Washington and the successor in interest to the Company ("INC") and UNITED STATES TRUST COMPANY OF NEW YORK, duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee"). Upon consummation of the Merger, INC will change its name to NEXTLINK Communications, Inc.

                               RECITALS OF THE ISSUERS

          WHEREAS, pursuant to the terms of the Indenture, dated as of April 25, 1996 (herein called the "Original Indenture"), between the Issuers and the Trustee, the Issuers have issued $350,000,000 principal amount of 121/2% Senior Notes due April 15, 2006 (herein called the "Securities"); and

          WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of January 23, 1997, by and among the Company and INC, the Company merged with and into INC, with INC as the surviving corporation (the "Merger"); and

          WHEREAS, the Prospectus dated July 31, 1996 pursuant to which the Securities were issued states that in a manager managed limited liability company such as the Company, there is no board of directors, but pursuant to the terms of the Company's Amended and Restated Limited Liability Company Agreement, management of the Company is vested in the Managing Members; and

          WHEREAS, as a result of the Merger, INC will change its name to NEXTLINK Communications, Inc. and as the surviving corporation of the Merger will be a corporation with a board of directors; and

          WHEREAS, Section 901 of the Original Indenture provides for the execution and delivery by the Issuers and, subject to the provisions of Section 903 of the Original Indenture, by the Trustee of one or more supplemental indentures, without the consent of the Holders of the Securities, for the purposes specified therein; and

          WHEREAS, pursuant to the provisions of Section 801 and assuming the requirements of such Section are satisfied, the Company is permitted to become a corporation through a merger transaction in which the Company is not the surviving corporation, and under the Original Indenture, the Issuers and the Trustee may enter into a supplemental indenture, "to evidence the succession of another Person to either of the Issuers and the assumption by such successor of the covenants of the Issuers contained in the Securities," which supplement, pursuant to Section 901 of the Original Indenture, does not require the consent of the Holders of the Securities; and

          WHEREAS, Section 901 of the Original Indenture also allows the execution and delivery of a Supplemental Indenture "to add to the covenants of the Issuers for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuers," and

          WHEREAS, Section 901 of the Original Indenture further allows the execution and delivery of a Supplemental Indenture "to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action is pursuant to this Indenture, PROVIDED that such action pursuant to this Clause 5 shall not adversely affect the legal rights of the Holders," and

          WHEREAS, the definition of "Change of Control" addresses only the situation where the Company remains a limited liability company and does not address what would constitute a "Change of Control" should the Company become a corporation, which was specifically contemplated at the time of the execution of the Original Indenture as indicated in clause (5) of Section 801(a) of the Original Indenture; and

          WHEREAS, the Issuers desire to further evidence that a corporation has succeeded to the Company by modifying certain other provisions of the Original Indenture, including the definition of "Board of Directors," Board Resolution," "Change of Control" and "Managing Member's Certificate;" and

          WHEREAS, pursuant to the provisions of Section 801(b) INC wishes by this Supplemental Indenture to evidence its succession to the Company and its assumption of the covenants of the Company contained in the Original Indenture and the Securities and pursuant to the provisions of Section 802 INC shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Original Indenture; and

          WHEREAS, all things necessary to make this Supplement, when executed and delivered by the Trustee, the valid agreement of the Issuers and INC in accordance with its terms have been done.

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

          SECTION 101. Definitions. Except as otherwise expressly provided herein, all capitalized words and terms used herein shall have the respective meanings ascribed thereto in Article One of the Original Indenture.

          SECTION 102.  Amendment of Original Indenture.

          (a) The definition of "Board of Directors" contained in Section 101 of the Original Indenture is hereby amended and restated in its entirety to read as follows (new language is indicated in BOLD ITALICS for convenience of reference):

               "Board of Directors" means, the Board of Directors of THE COMPANY OR Capital, AS THE CASE MAY BE, or any duly authorized committee of that board.

          (b) The definition of "Board Resolution " contained in Section 101 of the Original Indenture is hereby amended and restated in its entirety to read as follows (new language is indicated in BOLD ITALICS for convenience of reference):

               "Board Resolution " means, in respect of THE COMPANY OR Capital, a copy of a resolution certified by the Secretary or any Assistant Secretary of THE COMPANY OR Capital, AS THE CASE MAY BE, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee..

          (c)  The definition of "Managing Member's Certificate" contained in
Section 101 of the Original Indenture is hereby deleted.

          (d) The definition of "Change of Control" contained in Section 1016(c) of the Original Indenture is hereby amended and restated in its entirety to read as follows (new language is indicated in BOLD ITALICS for convenience of reference):

               (c) A "Change of Control" will be deemed to have occurred at such time as either (a) any Person or any Persons acting together that would constitute a "group" (a "Group") for purposes of Section 13D of the Exchange Act, or any successor provision thereto (other than Eagle River, Mr. Craig O. McCaw and their respective affiliates or an underwriter engaged in a firm commitment underwriting on behalf of the Company) shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision thereto) more than 50% of the aggregate voting power of all classes of Voting Stock of the Company; or (b) (I) SO LONG AS THE COMPANY REMAINS A LIMITED LIABILITY COMPANY, neither Eagle River nor any Affiliate of Mr. Craig
          O. McCaw or Eagle River shall be a Managing Member of the Company OR
          (II) SO LONG AS THE COMPANY IS A CORPORATION, NEITHER MR. CRAIG O. MCCAW NOR ANY PERSON DESIGNATED BY HIM TO THE COMPANY AS ACTING ON HIS BEHALF SHALL BE A DIRECTOR OF THE COMPANY; OR (C) DURING ANY PERIOD OF TWO CONSECUTIVE YEARS, INDIVIDUALS WHO AT THE BEGINNING OF SUCH PERIOD CONSTITUTED THE BOARD OF DIRECTORS OF THE COMPANY (TOGETHER WITH ANY NEW DIRECTORS WHOSE ELECTION BY THE BOARD OF DIRECTORS OF THE COMPANY OR WHOSE NOMINATION FOR ELECTION BY THE SHAREHOLDERS OF THE COMPANY WAS PROPOSED BY A VOTE OF A MAJORITY OF THE DIRECTORS OF THE COMPANY THEN STILL IN OFFICE WHO WERE EITHER DIRECTORS AT THE BEGINNING OF SUCH PERIOD OR WHOSE ELECTION OR NOMINATION FOR ELECTION WAS PREVIOUSLY SO APPROVED) CEASE FOR ANY REASON TO CONSTITUTE A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY THEN IN OFFICE.


          SECTION 103.  SUCCESSOR SUBSTITUTION.

          (a) Pursuant to the provisions of Section 801(b) INC hereby acknowledges and agrees that it has succeeded the Company as the Company under the Indenture and the Securities, and does hereby assume and agree to perform all of the obligations of the Company under the Indenture and the Securities and does otherwise agree to be bound by and subject to the terms and provisions of the Indenture and the Securities in each and every respect as if it had been initially named as the Company therein. Without in any way limiting the generality of the foregoing, INC hereby agrees to be liable for the due and punctual payment of principal of (and premium, if any) and interest on all of the Securities.

          (b) All references in the Original Indenture to any action to be taken by a Managing Member shall be amended and restated to provide that such action shall be taken by the Board of Directors of INC, and that all action of a Managing Member that is required to be evidenced by an Managing Member's Certificate shall be evidenced by an Officers' Certificate.

          (c) In order to further evidence the succession of INC to the Company and INC's assumption of the covenants of the Company under the Indenture and the Securities, the form of Securities set forth in

ARTICLE TWO of the Original Indenture are hereby amended by replacing, in their entirety, such forms of Securities with the form of Securities set forth in Exhibit A hereto. In exchange for any Security outstanding under the Original Indenture, INC shall issue, and the Trustee shall authenticate, a new Security in accordance with the provisions of the Indenture.

          SECTION 104. Representations of INC INC hereby represents and warrants to the Trustee that as of the date hereof:

          (a) INC is a corporation validly existing and in good standing under the laws of the State of Washington; and

          (b) no Default or Event of Default will result from the Merger or the execution and delivery of this Supplemental Indenture.

          SECTION 105. Construction with Original Indenture. All of the covenants, agreements and provisions of this Supplement shall be deemed to be and construed as part of the Original Indenture and VICE VERSA to the same extent as if fully set forth verbatim therein and herein and shall be fully enforceable in the manner provided in the Original Indenture. Except as provided in this Supplement, the Original Indenture shall remain in full force and effect and the terms and conditions thereof are hereby confirmed.

          SECTION 106. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern the Original Indenture or this Supplement, the latter provision shall control. If any provision hereof modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplement as so modified or to be excluded, as the case may be.

          SECTION 107. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

          SECTION 109. Separability Clause. In case any provision in this Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

          SECTION 110. Benefits of Supplement and Original Indenture. Nothing in this Supplement or the Original Indenture or in the Securities, express or implied, shall give to any Person other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Supplement or the Original Indenture. Neither this Supplement nor the Original Indenture may be used to interpret another indenture, loan agreement or debt agreement of the Issuers, INC or any of their respective Subsidiaries. No such other indenture or loan or debt agreement may be utilized to interpret this Supplement or the Original Indenture.

          SECTION 111. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 112. No Recourse Against Others. A director, member, managing member officer, employee, stockholder or incorporator, as such, of the Issuers or INC shall not have any liability for any obligations of the Issuers or INC under this Supplement or for any claim based on, in respect or by reason of such obligations or their creation.

          SECTION 113. Duplicate Originals. All parties may sign any number of copies or counterparts of this Supplement. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

          SECTION 114. Effectiveness. This Supplement shall become effective in accordance with the provisions of Article Nine of the Original Indenture.

                              [Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, if applicable, all as of the day and year first above written.

                                        NEXTLINK COMMUNICATIONS, L.L.C.



                                        By:  /s/ Kathleen H. Iskra
                                             -----------------------------------
Attest:                                 Title:  Vice President

                                              ----------------------------------
      /s/ R. Bruce Easter, Jr.
-----------------------------

                                        NEXTLINK CAPITAL, INC.



                                        By:  /s/ Kathleen H. Iskra
                                             ----------------------------------
Attest:                                 Title:  Vice President
                                              ---------------------------------

     /s/ R. Bruce Easter, Jr.
-----------------------------

                                        NEXTLINK COMMUNICATIONS MERGER, INC.



                                        By:  /s/ Kathleen H. Iskra
                                            ------------------------------------
Attest:                                 Title:  Vice President
                                              ---------------------------------

     /s/ R. Bruce Easter, Jr.
-----------------------------


[SEAL]                                  UNITED STATES TRUST COMPANY OF NEW YORK



                                        By:  /s/ Patricia Stermer
                                             -----------------------------------
Attest:                                 Title:  Assistant Vice President
                                              ---------------------------------

  /s/ Margaret Ciesmelewski
--------------------------------

STATE OF WASHINGTON        )
                              ss.:
COUNTY OF KING             )


          On the 30th day of January, 1997, before me personally came Kathleen H. Iskra, to me known, who, being by me duly sworn, did depose and say that she is the Vice President or NEXTLINK, Inc. a Managing Member of NEXTLINK COMMUNICATIONS, L.L.C., one of the limited liability companies described in and which executed the foregoing instrument, and duly acknowledged to me that she executed the same by authority of the Managing Members of said limited liability company.

                                             /s/ Nancy L. Stead
                                        ----------------------------------------




STATE OF WASHINGTON        )
                              ss.:
COUNTY OF KING             )


          On the 30th day of January, 1997, before me personally came Kathleen H. Iskra, to me known, who, being by me duly sworn, did depose and say that she is the Vice President or NEXTLINK CAPITAL, INC., one of the corporations described in and which executed the foregoing instrument, and duly acknowledged to me that she executed the same by authority of the Board of Directors of said corporation.

                                             /s/ Nancy L. Stead
                                        ----------------------------------------

STATE OF WASHINGTON        )
                              ss.:
COUNTY OF KING             )


          On the 30th day of January, 1997, before me personally came Kathleen H. Iskra, to me known, who, being by me duly sworn, did depose and say that she is the Vice President or NEXTLINK COMMUNICATIONS, INC., one of the corporations described in and which executed the foregoing instrument, and duly acknowledged to me that she executed the same by authority of the Board of Directors of said corporation.

                                             /s/ Nancy L. Stead
                                        ----------------------------------------






STATE OF NEW YORK      )
                            ss.:
COUNTY OF NEW YORK     )


          On the 31st day of January, 1996, before me personally came Patricia Stermer, to me known, who, being by me duly sworn, did depose and say that she is Asst. Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the By-Laws of said corporation, and that he/she signed his/her name thereto by like authority.



                                             /s/ Christopher Grell
                                        ---------------------------------------

 EXHIBIT A

Form of Face of Security

               [If a Global Security not to be held by The Depository Trust Company, then insert -THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

               [If a Global Security to be held by The Depository Trust Company, then insert - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION
("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.
OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

               [If a Temporary Regulation S Global Security, then insert -THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 305(c) OF THE INDENTURE, INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN A RESTRICTED GLOBAL SECURITY OR IN A PERMANENT REGULATION S GLOBAL SECURITY UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.]

              [If a Permanent Regulation S Security, then insert -THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

              [If a Restricted Security, then insert -THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE OR TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

                         121/2% SENIOR NOTES DUE April 15, 2006

                                                        CUSIP NUMBER: __________

No. __________                                                  $_______________

               NEXTLINK Communications, Inc., a corporation formed under the laws of the State of Washington (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), and NEXTLINK Capital, Inc., a Washington corporation and a wholly-owned subsidiary of the Company (herein called "Capital", and together with the Company, the "Issuers"), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of __________ Dollars on April 25, 2006, and to pay interest thereon from April 25, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on October 15 and April 15 in each year, commencing October 15, 1996 at the rate of 121/2 per annum, until the principal hereof is paid or made available for payment

[If Original Securities, then insert: provided, however, that if (i) the Issuers have not filed a registration statement under the Securities
Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the
"Exchange Offer") (the "Exchange Registration Statement") by May 16,
1996, or (ii) the Exchange Registration Statement relating to the Exchange Offer (or, in lieu thereof, a registration statement registering this Security for resale (a "Resale Registration Statement")) has not become or been declared effective by August 23, 1996, or (iii) the Exchange Offer has not been completed within 30 business days after the date on which the Exchange Registration Statement has become or been declared effective initially (if the Exchange Offer is then required to be made pursuant to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement"), dated as of April 25, 1996, by and between the Issuers, the Purchasers (as defined therein) and the Holders from time to time of the Securities) or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective (except as specifically permitted therein) but shall thereafter cease to be effective without being succeeded promptly by an additional registration statement filed and declared effective, in each case (i) through (iv) upon the terms and conditions set forth in the Exchange and Registration Rights Agreement (each such event referred to in clauses (i) through (iv), a "Registration Default"), then interest will accrue (in addition to the stated interest on the Securities) (the "Step-Up") at a rate of 0.25% per annum, determined daily, on the principal amount of the Securities, for the period from the occurrence of the Registration Default until such time (the "Step-Down Date") as no Registration Default is in effect and, provided, further, that for each 90-day period that the Registration Default continues, the per annum rate of such Special Interest shall increase (each such increase, an "Additional Step-Up") by an additional 0.25% per annum, provided that such rate shall in no event exceed 1.0% per annum in the aggregate until the Step-Down Date (after which the interest rate will be restored to its initial rate). The Issuers shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. Interest accruing as a result of the Step-Up or an Additional Step-Up is referred to herein as "Special Interest." Accrued Special Interest, if any, shall be paid semi-annually in arrears on October 15 and April 15 in each year; and the amount of accrued Special Interest shall be determined on the basis of a 365 or 366 day year, as the case may be, and the number of days actually elapsed. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               In the case of a default in payment of principal and premium, if any, upon acceleration or redemption, interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 1% per annum (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

               Payment of the principal of (and premium, if any) and interest on this Security will be made at the corporate trust office of the Trustee and at the office or agency of the Issuers maintained for that purpose in the Borough of Manhattan, The City of New York, New York, and at any other office or agency maintained by the Issuers for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               The Company shall enter into the Pledge Agreement (as defined in the Indenture) and use a portion of the net proceeds of the sale of the Securities to the Initial Purchasers (as defined in the Indenture) to purchase the securities, which shall initially consist of Government
Securities (as defined in the Indenture), to be pledged to the Trustee (the "Pledged Securities") for the benefit of the Holders of the Securities in such amount as will be sufficient upon receipt of scheduled interest and principal payments of such securities, in the opinion of a nationally recognized firm of independent public accountants selected by the Company, to provide for payment in full of the first six scheduled interest payments due on the Securities. The Pledged Securities will be pledged by the Company to the Trustee for the benefit of the Holders of the Securities and will be held by the Trustee in the Pledge Account (as defined in the Indenture) pending disbursement pursuant to the Pledge Agreement.

           Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated:

                                             NEXTLINK COMMUNICATIONS, INC.


                                                By____________________________
                                                       Title:
Attest:


______________________________
Title:

                                             NEXTLINK CAPITAL, INC.


                                                By______________________________
                                                       Title:

Attest:


______________________________ Title:

Form of Reverse of Security

               (a) Temporary Regulation S Global Security. The form of reverse of a Temporary Regulation S Global Security shall be as set forth below:

               This Temporary Regulation S Global Security is one of a duly authorized issue of Securities of the Issuers designated as its Senior Notes due April 15, 2006 (the "Securities") issued under an Indenture, dated as of April 25, 1996 (herein called the "Indenture"), between the Issuers and United States Trust Company of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $350,000,000. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

               Until this Temporary Regulation S Global Security is exchanged for a Permanent Regulation S Global Security, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Temporary Regulation S Global Security shall in all other respects be entitled to the same benefits as other Securities under the Indenture.

               This Temporary Regulation S Global Security is exchangeable in whole or in part for one or more Permanent Regulation S Global Securities or Restricted Global Securities only (i) on or after the expiration of the Restricted Period and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 3 of the Indenture.
 Upon exchange of this Temporary Regulation S Global Security for one or more Permanent Regulation S Global Securities or Restricted Global Securities, the Trustee shall cancel this Temporary Regulation S Global Security.

               This Temporary Regulation S Global Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee in accordance with the Indenture. This Temporary Regulation S Global Security shall be governed by and construed in accordance with the laws of the State of New York.

                     SCHEDULE OF EXCHANGES FOR GLOBAL SECURITIES

               The following exchanges of a part of this Temporary Regulation S Global Security for other Global Securities have been made:



                       Amount of           Amount of      Principal Amount
                      decrease in          increase in     of this Global
                    Principal Amount    Principal Amount  Security following       Signature of
                     of this Global      of this Global   such decrease (or     authorized officer
Date of Exchange       Security             Security          increase)             of Trustee
----------------    -----------------   ----------------  -------------------   ------------------


                (b) Securities other than a Temporary Regulation S Global Security. The form of reverse of all Securities other than a Temporary Regulation S Global Security shall be as set forth below:

               This Security is one of a duly authorized issue of Securities of the Issuers designated as its Senior Notes due April 15, 2006 (the "Securities") issued under an Indenture, dated as of April 25, 1996 (herein called the "Indenture"), between the Issuers and United States Trust Company of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $350,000,000. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

               The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at any time on or after April 15, 2001 and prior to maturity, as a whole or in part, at the election of the Issuers, at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued and unpaid interest (including Special Interest) to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning April 15, of each of the years indicated below:

                         Year                Redemption Price
                    ----------------    -----------------------
                         2001                   106.250%
                         2002                   104.167%
                         2003                   102.083%

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

               The Securities are further subject to redemption prior to April 15, 2001 only in the event that on or before April 15, 1999 the Company receives net proceeds from any sale of its Common Equity, in which case the Company may, at its option, use all or a portion of any such net proceeds to redeem Securities in a principal amount of up to an aggregate amount equal to 33 1/3% of the original principal amount of the Securities, provided, however, that Securities in an amount equal to at least $175 million remain Outstanding after such redemption. Such redemption must occur on a Redemption Date within 90 days of any such sale and upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000 at a Redemption Price of 112.50% of their principal amount plus accrued and unpaid interest (including Special Interest), if any to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

               The Securities do not have the benefit of any sinking fund obligations.

               The Indenture provides that, subject to certain conditions, if
(i) a Change of Control occurs or (ii) certain Net Available Proceeds are available to the Issuers as a result of any Asset Disposition, the Issuers shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

               In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security, or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

               Unless the context otherwise requires, the Original Securities (as defined in the Indenture) and the Exchange Securities (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, subject to a minimum initial purchase amount of $100,000 for Other Securities. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like tenor and aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuers, the Trustee or any such agent shall be affected by notice to the contrary.

               Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months; provided, however, that Special Interest shall be computed on the basis of a 365 or 366 day year, as the case may be, and the number of days actually elapsed.

               All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                          OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Security purchased in its entirety by the Issuers pursuant to Section 1013 or 1016 of the Indenture, check the box:

                                         [ ]

               If you want to elect to have only a part of this Security purchased by the Issuers pursuant to Section 1013 or 1016 of the Indenture, state the amount: $___________

Dated:________________             Your Signature:____________________
                                  (Sign exactly as name appears on the
                                   other side of this Security)

Signature Guarantee:          ________________________________________
                              Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B
                                   ANNEX A

    [FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF BENEFICIAL INTEREST
     IN A TEMPORARY REGULATION S GLOBAL SECURITY TO EUROCLEAR OR CEDEL]

                       OWNER SECURITIES CERTIFICATION

                        NEXTLINK COMMUNICATIONS, INC.
                           NEXTLINK CAPITAL, INC.

                   12 1/2% Senior Notes due April 15, 2006
                                   CUSIP No. _____

               Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

               This is to certify that, as of the date hereof, $________ of the above-captioned Securities (the "Securities") are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

               We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

               We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:______________, ____



By:____________________________________________
   As, or as agent for, the beneficial owner(s)
   of the Securities to which this certificate
   relates.

                                   ANNEX B

             [FORM OF CERTIFICATION TO BE GIVEN BY THE EUROCLEAR
                  OPERATOR OR CEDEL BANK, SOCIETE ANONYME]

                     DEPOSITORY SECURITIES CERTIFICATION

                        NEXTLINK COMMUNICATIONS, INC.
                           NEXTLINK CAPITAL, INC.

                   12 1/2% Senior Notes due April 15, 2006
                                   CUSIP No. _____

               Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

               This is to certify that, with respect to U.S.$___________ principal amount of the above-captioned Securities (the "Securities"), except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Securities (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.1

               We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Global Security (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

               We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we

______________
1         Unless Morgan Guaranty Trust Company of New York, London Branch is
otherwise informed by the Agent, the long form certificate set out in the Operating Procedures will be deemed to meet the requirements of this sentence.

irrevocably authorize you to produce this certification to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:  _____________, _______

                Yours faithfully,

[CHEMICAL BANK, as operator of the Euroclear System] or
[CEDEL BANK, SOCIETE ANONYME]

By______________________________

                                   ANNEX C

       [FORM OF CERTIFICATION TO BE GIVEN BY  TRANSFEREE OF BENEFICIAL
           INTEREST IN A  TEMPORARY REGULATION S GLOBAL SECURITY]

                     TRANSFEREE SECURITIES CERTIFICATION

                        NEXTLINK COMMUNICATIONS, INC.
                           NEXTLINK CAPITAL, INC.

                   12 1/2% Senior Notes due April 15, 2006
                                   CUSIP No. _____

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:______________, ____

By:_____________________________
    As, or as agent for, the
    beneficial acquiror of the
    Securities to which this
    certificate relates.

                                   ANNEX D

     FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF RESTRICTED GLOBAL
             SECURITY TO TEMPORARY REGULATION S GLOBAL SECURITY

   (Exchanges or transfers pursuant to Section 305(c)(3) of the Indenture)

United States Trust Company of New York,
   as Trustee
114 West 47th Street
New York, New York 10036.
Attention: Ms. Patricia Stermer

               Re: NEXTLINK Communications, Inc. and NEXTLINK Capital, INC. 12 1/2% Senior Notes Due April 15, 2006 (the "Securities")

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to U.S.$___________ aggregate principal amount of Securities which are held in the form of the Restricted Global Security (CUSIP No. _________) with the Depository in the name of [insert name of transferor](the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Temporary Regulation S Global Security (CUSIP No. _________) to be held with the Depository in the name of [Euroclear]
[Cedel Bank, societe  anonyme].

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

          (1) the offer of the Securities was not made to a person in the United States;



          [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]1


          [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;]1

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

___________________
1         Insert one of these two provisions, which come from the definition of
"offshore transaction" in Regulation S.

               (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

               (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository in the name of [Euroclear] [Cedel Bank, societe anonyme].

               We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

[Insert Name of Transferor]

By:_____________________________
          Name:
          Title:

Dated:  ______________

cc:  NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc.

                                 ANNEX E

    FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF  RESTRICTED GLOBAL
             SECURITY TO PERMANENT REGULATION S GLOBAL SECURITY
   (Exchanges or transfers pursuant to Section 305(c)(4) of the Indenture)

United States Trust Company of New York,
   as Trustee
114 West 47th Street
New York, New York 10036.
Attention: Ms. Patricia Stermer


               Re: NEXTLINK Communications, Inc. and NEXTLINK Capital, INC. 12 1/2% Senior Notes Due April 15, 2006 (the "Securities")

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to U.S.$___________ aggregate principal amount of Securities which are held in the form of the Restricted Global Securities (CUSIP No. _________) with the Depository in the name of [insert name of transferor](the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Permanent Regulation S Global Security (CUSIP No. _________).

          In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and,

(1) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

          (A) the offer of the Securities was not made to a person in the United States;

          [(B) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]1

          [(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;]1

          (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

_________________________
1         Insert one of these two provisions, which come from the definition of
"ofshore transaction" in Regulation S.

          (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

(2) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

[Insert Name of Transferor]

By:_____________________________
          Name:
          Title:

Dated:  ______________

cc:  NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc.

                                 ANNEX F

         FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF TEMPORARY
        REGULATION S GLOBAL SECURITY OR PERMANENT REGULATION S GLOBAL
                   SECURITY TO  RESTRICTED GLOBAL SECURITY
   (Exchanges or transfers pursuant to Section 305(c)(5) of the Indenture)

United States Trust Company of New York,
   as Trustee
114 West 47th Street
New York, New York 10036.
Attention: Ms. Patricia Stermer

               Re: NEXTLINK Communications, Inc. and NEXTLINK Capital, INC. 12 1/2% Senior Notes Due April 15, 2006 (the "Securities")

           Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. This letter relates to U.S. $___________ principal amount of Securities which are evidenced by an aggregate [Temporary Regulation S Global Security (CUSIP No. _________)] [Permanent Regulation S Global Security (CUSIP No. _________)] and held with the Depository through [Euroclear] [Cedel] (Common Code _______) in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted Global Security of the same series and of like tenor as the Securities (CUSIP No. _________).

          In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

[Insert Name of Transferor]

By:_____________________________
          Name:
          Title:

Dated:  ______________

cc:  NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc.

                                   ANNEX G-1

        FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF NON-GLOBAL
              RESTRICTED SECURITY TO RESTRICTED GLOBAL SECURITY
  (Transfers and exchanges pursuant to Section 305(c)(6) of the Indenture)

United States Trust Company of New York,
   as Trustee
114 West 47th Street
New York, New York 10036.
Attention: Ms. Patricia Stermer

               Re: NEXTLINK Communications, Inc. and NEXTLINK Capital, INC. 12 1/2% Senior Notes Due April 15, 2006 (the "Securities")

            Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to $___________ principal amount of Restricted Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

            In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act") and accordingly the Transferor does hereby further certify that:

          (1)  if the transfer has been effected pursuant to Rule 144A:

               (A) the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion;

               (B) such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A; and

               (C) the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States; or

          (2)  if the transfer has been effected pursuant to Rule 144:

               (A) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

               (B) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.


                                            G-1-1

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.


Dated:  ______________, ____

[Insert Name of Transferor]



By:_____________________________
          Name:
          Title:

cc:  NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc.





                                    G-1-2

                                  ANNEX G-2

        FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF NON-GLOBAL
      RESTRICTED SECURITY TO PERMANENT REGULATION S GLOBAL SECURITY OR
                   TEMPORARY REGULATION S GLOBAL SECURITY
  (Transfers and exchanges pursuant to Section 305(c)(6) of the Indenture)

United States Trust Company of New York,
   as Trustee
114 West 47th Street
New York, New York 10036.
Attention: Ms. Patricia Stermer

               Re: NEXTLINK Communications, Inc. and NEXTLINK Capital, INC. 12 1/2% Senior Notes Due April 15, 2006 (the "Securities")

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $___________ principal amount of Restricted Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

          (1)  if the transfer has been effected pursuant to Rule 903 or Rule
904:

               (A) the offer of the Securities was not made to a person in the United States;

               (B)  either:

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

               (C) no directed selling efforts have been made in contravention of the requirements of Rule 903 (b) or 904(b) of Regulation S, as applicable;

               (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and



                                    G-2-1

               (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through [Euroclear] [CEDEL]; or

          (2)  if the transfer has been effected pursuant to Rule 144:

               (A) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

               (B) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.


Dated:  ______________, ____

[Insert Name of Transferor]



By:_____________________________
          Name:
          Title:

cc:  NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc.


                                    G-2-2

                                  ANNEX H-1

        FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF NON-GLOBAL PERMANENT REGULATION S SECURITY TO RESTRICTED GLOBAL SECURITY
  (Transfers and exchanges pursuant to Section 305(c)(7) of the Indenture)

United States Trust Company of New York,
   as Trustee
114 West 47th Street
New York, New York 10036.
Attention: Ms. Patricia Stermer

               Re: NEXTLINK Communications, Inc. and NEXTLINK Capital, INC. 12 1/2% Senior Notes Due April 15, 2006 (the "Securities")

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $___________ principal amount of Restricted Securities held in definitive form (CUSIP No. ____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize


                                    H-1-1
you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:  ________________, ____



[Insert Name of Transferor]



By:___________________________
          Name:
          Title:

cc:  NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc.


                                    H-1-2

                                  ANNEX H-2

        FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF NON-GLOBAL
      PERMANENT REGULATION S  SECURITY TO PERMANENT REGULATION S GLOBAL
                                  SECURITY
  (Transfers and exchanges pursuant to Section 305(c)(7) of the Indenture)

United States Trust Company of New York,
   as Trustee
114 West 47th Street
New York, New York 10036.
Attention: Ms. Patricia Stermer

               Re: NEXTLINK Communications, Inc. and NEXTLINK Capital, INC. 12 1/2% Senior Notes Due April 15, 2006 (the "Securities")

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, Inc. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $___________ principal amount of Restricted Securities held in definitive form (CUSIP No. ____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

          (1)  if the transfer has been effected pursuant to Rule 903 or Rule
904:

               (A) the offer of the Securities was not made to a person in the United States;

               (B)  either:

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

               (C) no directed selling efforts have been made in contravention of the requirements of Rule 903 (b) or 904(b) of Regulation S, as applicable;

               (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and



                                    H-2-1

               (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through [Euroclear] [CEDEL]; or

          (2)  if the transfer has been effected pursuant torRule 144:

               (A) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

               (B) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:  ________________, ____

[Insert Name of Transferor]

By:___________________________
          Name:
          Title:

cc:  NEXTLINK Communications, Inc. and NEXTLINK Capital,rInc.




                                    H-2-2